Provectus Q1 2024 Conference Call

FEBRUARY 22, 2024

provectus biopharmaceuticals

Today's Agenda

Host: Alyssa Barry, irlabs, Principal

Forward-Looking Statements: Nathan Kibler, Baker Donelson, Provectus Outside Legal Counsel

Opening Remarks: Ed Pershing, Provectus, Chairman, Board of Directors

Strategy & 2024 Focus: Ed Pershing

Lead Oncology Indication: Dominic Rodrigues, Provectus, Vice Chairman, Board of Directors

Auxiliary Disease Indications: Dominic Rodrigues

2024 Corporate Planning: Ed Pershing

Closing Remarks: Ed Pershing

Sign-off and Thank You: Alyssa Barry



Forward-Looking Statements

The information provided in this presentation may include forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, relating to the business of Provectus and its affiliates, which are based on currently available information and current assumptions, expectations, and projections about future events and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking statements. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are often, but not always, identified by the use of words such as “aim,” “likely,” “outlook,” “seek,” “anticipate,” “budget,” “plan,” “continue,” “estimate,” “expect,” “forecast,” “may,” “will,” “would,” “project,” “projection,” “predict,” “potential,” “targeting,” “intend,” “can,” “could,” “might,” “should,” “believe,” and similar words suggesting future outcomes or statements regarding an outlook.

The safety and efficacy of Provectus’s drug agents and/or their uses under investigation have not been established. There is no guarantee that the agents will receive health authority approval or become commercially available in any country for the uses being investigated or that such agents as products will achieve any revenue levels.

Due to the risks, uncertainties, and assumptions inherent in forward-looking statements, readers should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this presentation are made as of the date hereof or as of the date specifically specified herein, and the Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except in accordance with applicable securities laws. The forward-looking statements are expressly qualified by this cautionary statement.

Risks, uncertainties, and assumptions include those discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including those described in Item 1A of Provectus’ Annual Report on Form 10-K for the period ended December 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2023.

Opening Remarks

Vision

Make Provectus's immunotherapy drug treatments, if approved, accessibly-priced on a global basis.

Science Philosophy

Develop curative immunotherapy medicines for patients.

Business Philosophy

Maximize patient outcomes from treatment and patient access to medicine to maximize shareholder value.

Corporate Goals

Build Provectus into a commercial-stage biotechnology company capable of developing and marketing drug therapies for disease.

We believe cancer immunotherapy PV-10 could potentially be well-positioned to pursue the lead indication of hepatic metastatic pancreatic cancer in a consequential clinical trial.

We believe forthcoming preclinical data readouts could potentially show broad-spectrum therapeutic applications of synthetic small molecule immuno-catalyst rose bengal sodium.

Strategy & 2024 Focus

Two-part strategic plan

- Secure the right cancer indication for PV-10 and achieve its first approval.
- Prove that rose bengal sodium is an immunotherapeutic molecule for cancer and that is applicable to other diseases.

2024 focus

- Start an FDA-cleared, lead PV-10 clinical program for hepatic metastatic pancreatic cancer.
- Continue capital raising and corporate development efforts.
- Increase investor communications and engagement; expand visibility and outreach to the investment community.

Lead Oncology Indication

FOLFIRINOX-refractory pancreatic ductal adenocarcinoma (PDAC) metastatic to the liver (mPDAC)

- 2nd-line: intratumoral PV-10 + systemic gemcitabine+nab-paclitaxel (GEM-PAC)
- PDAC has the worst 5-year OS rate of all common cancers: <10%; liver metastases are associated with increased mortality.

2nd-line standard of care GEM-PAC for PDAC

- mPFS: 3.9 mos (range 2.7-5.8); mOS: 6.8 mos (range 5.3-9.9)[1]; 1- and 2-year OS rates: 23% and 8%[2]
- mPDAC: Presence of liver mets indicate 17% shorter mPFS and 25% shorter mOS for 1st-line GEM-PAC[3]

Prior PV-10 mPDAC experience: 1st-line monotherapy

- 29-month OS; 1 injection to 1 of 2 hepatic lesions; 11.1 mos mOS for 1st-line FOLFIRINOX

18-patient, single-site, dose escalation Phase 1 trial

- Aligns with FDA's Project Optimus; 3 proposed 6-patient dose levels based on PV-10's tumor fill factor

Endpoints

- Safety and tolerability, PFS (RECIST), OS, ORR (RECIST), OMR (PERCIST), immune correlative markers (e.g., DAMPs, MDSCs, macrophages)
- First PET-CT scan (PERCIST) taken 24 weeks (~6 months) after initial PV-10 treatment.

Seeking FDA clearance via a Type C meeting request

[1] Weighted average values of Portal et al. 2015, Zhang et al. 2015, Mita et al. 2019, Huh et al. 2021, King et al. 2022, Zaitbet et al. 2022, and Huffman et al. 2023. [2] King et al. 2022. [3] Tabernero et al. 2015 analysis of Von Hoff et al. 2013.

Auxiliary Disease Indications

Clinical

- Oncology: Hepatic metastatic uveal melanoma, +MD Anderson Cancer Center
- Oncology: Penile SCC, +Proprietary for now
- Ophthalmology: RBS PDAT & Infectious keratitis; +Bascom Palmer Eye Institute

2024 preclinical data readouts

- Dermatology; +The Rockefeller University
- Head and Neck SCC; +Moffitt Cancer Center
- Full-thickness cutaneous wound healing; +University of Texas Medical Branch at Galveston
- Canine soft tissue sarcomas; +University of Tennessee College of Veterinary Medicine
- Others: Proprietary for now

2024 Corporate Planning

- Capital raising and possible disease-focused spinout(s)
- Increased retail and institutional investor communications, engagement, and outreach
- No current plans for a reverse stock split

Closing Remarks

- Our vision for Provectus is based on our belief that maximizing shareholder value over time comes from maximizing patient outcomes from treatment and patient access to medicine.
- We believe enhanced shareholder value could potentially come from expanding Provectus's rose bengal sodium medical science platform to treat diseases beyond cancer.
- We are trying to balance time-based corporate needs and the potential cost of shareholder dilution as we raise capital.
- Regulatory bodies, pharma companies, and investors want RCT data of PV-10 versus SOC; mPDAC could potentially show PV-10 exceeding SOC, best display PV-10's immunotherapeutic capabilities, and have the highest rNPV among Provectus's cancer datasets.
- Q1 2024 conference call topics will be discussed further on Provectus's Substack.
- We look forward to hosting you at our 2024 annual stockholder meeting in Knoxville in Q2.

Thank You!

Visit our Website

Contact Us:
investorrelations@pvct.com
www.ProvectusBio.com

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Acronyms

FDA = U.S. Food and Drug Administration

mPFS = median progression-free survival

mos = months

mOS = median overall survival

FOLFIRINOX = FOL – folinic acid; F – fluorouracil; IRIN – irinotecan; OX – oxaliplatin

RECIST = response evaluation criteria in solid tumors

PERCIST = PET response criteria in solid tumors;

PET = positron emission tomography

CT = computed tomography

ORR = objective response rate

OMR = objective metabolic response

DAMP = damage-associated molecular pattern

MDSC = myeloid-derived suppressor cell

SCC = squamous cell carcinoma

RBS = rose bengal sodium

PDAT = photodynamic antimicrobial therapy

RCT = randomized controlled trial

SOC = standard of care

rNPV = risk-adjusted net present value